UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES

EXCHANGE AGE OF 1934 (AMENDMENT NO. )

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Corvis Corporation

(Name of Registrant as Specified in Its Charter)

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April 19, 2004

Dear Stockholder:

You are cordially invited to attend our 2004 Annual Meeting of Stockholders which will begin at 10:00 a.m., Eastern Time, on Friday, May 7, 2004. The meeting will be held at the BWI Airport Marriott, 1743 West Nursery Road, Baltimore, Maryland. The formal notice of meeting and Proxy Statement containing further information about the meeting are on the following pages.

The primary business of the meeting will be:

•	to approve the prior private placement of $225 million of senior unsecured convertible notes and accompanying warrants to several institutional investors for the purpose of complying with Nasdaq Marketplace Rule 4350(i)(1)(D);

•	to elect two Class I Directors to serve until the Annual Meeting in 2007; and

•	to approve the selection of KPMG LLP as our independent auditors.

The enclosed Proxy Statement describes the business of the meeting, including the proposed approval in connection with Nasdaq Marketplace Rule 4350(i)(1)(D), in detail. Please read it carefully before deciding how to vote.

Your vote at the meeting is important no matter how many shares you own. To ensure that your shares will be voted, please promptly complete and submit a proxy over the Internet or by telephone or mail. You are encouraged to specify your choices on matters to be voted upon. However, it is not necessary to specify any choice if you wish to vote in accordance with the recommendations of the Board of Directors. We hope that you will be able to attend the meeting. If you do, you may vote your stock in person even though you have completed and submitted a proxy.

Admission to the meeting will be by ticket only. Your admission ticket to the Annual Meeting is enclosed.

Thank you for your cooperation.

Sincerely,

David R. Huber

President and Chief Executive Officer

CORVIS CORPORATION

7015 Albert Einstein Drive

Columbia, Maryland 21046-9400

(443) 259-4000

Notice of Annual Meeting of Stockholders

To be Held on May 7, 2004

The Annual Meeting of Stockholders of Corvis Corporation will be held at the BWI Airport Marriott, 1743 West Nursery Road, Baltimore, Maryland, on Friday, May 7, 2004, at 10:00 a.m., Eastern Time. The purposes of the meeting are:

1.	to approve the prior private placement of $225 million of senior unsecured convertible notes and accompanying warrants to several institutional investors for the purpose of complying with Nasdaq Marketplace Rule 4350(i)(1)(D);

2.	To elect two persons to serve as Class I Directors on our Board of Directors until the Annual Meeting in 2007;

3.	To approve the selection of KPMG LLP as our independent auditors for fiscal year 2004; and

4.	To transact such other business as may properly come before the meeting or any adjournment of the meeting.

The Board of Directors has set the close of business on March 15, 2004 as the record date for the meeting. This means that owners of common stock as of that day are entitled to receive this notice of the meeting, and vote at the meeting and any adjournments or postponements of the meeting.

A Proxy Statement with respect to the Annual Meeting accompanies and forms a part of this notice. A list of stockholders as of the record date will be available for inspection by any stockholder for any purpose relevant to the Annual Meeting during regular business hours at our address above for ten days prior to the meeting.

Your vote is important. We encourage you to read the enclosed Proxy Statement and to submit a proxy so that your shares will be represented and voted even if you do not attend. You may submit your proxy over the Internet or by telephone or mail. If you do attend the meeting, you may revoke your proxy and vote in person.

By order of the Board of Directors

Kim D. Larsen

Secretary

Columbia, Maryland

April 19, 2004

CORVIS CORPORATION

7015 Albert Einstein Drive

Columbia, Maryland 21046-9400

(443) 259-4000

PROXY STATEMENT

FOR

2004 ANNUAL MEETING OF STOCKHOLDERS

To Be Held on May 7, 2004

This Proxy Statement is furnished in connection with the solicitation by our Board of Directors of proxies for use at our Annual Meeting of Stockholders to be held on May 7, 2004, beginning at 10:00 a.m., Eastern Time, at the BWI Airport Marriott, 1743 West Nursery Road, Baltimore, Maryland, and any adjournments or postponements of the meeting.

Stockholders will be admitted to the meeting location beginning at 9:00 a.m. Eastern Time. The location is accessible to handicapped persons. You will need an admission ticket to enter the meeting. You will find an admission ticket enclosed with this Proxy Statement. If you plan to attend the meeting in person, please retain the admission ticket. A map and directions to the meeting are printed on the admission ticket. If you arrive at the meeting without an admission ticket, we will admit you if we are able to verify that you are a Corvis stockholder. You may prove that you are a Corvis stockholder by, among other ways, providing us with a copy of a recent bank or brokerage account statement showing that you own common stock.

This Proxy Statement and the accompanying proxy card are first being mailed to stockholders on or about April 19, 2004.

VOTING RIGHTS AND PROCEDURES

Only stockholders of record at the close of business on March 15, 2004 will be entitled to vote at the Annual Meeting or at adjournments or postponements of the meeting. On March 15, 2004, there were 488,445,317 shares of common stock issued and outstanding. Each share of common stock is entitled to one vote on all matters that may properly come before the meeting.

Because many stockholders cannot attend the meeting in person, it is necessary that a large number be represented by proxy. Most stockholders have a choice of voting over the Internet, by using a toll-free telephone number or by completing a proxy card and mailing it in the postage-paid envelope provided. Please refer to your proxy card or the information forwarded by your bank, broker or other holder of record to see which options are available to you. Please be aware that if you vote over the Internet, you may incur costs such as telephone and Internet access charges for which you will be responsible. The Internet and telephone voting facilities for stockholders of record will close at 12:01 a.m. Eastern Time on May 6, 2004. Other deadlines may apply to you if your stock is held of record by a bank, a broker or other holder of record.

The presence in person or by proxy of the holders of shares of common stock representing a majority of all issued and outstanding shares of common stock entitled to vote will constitute a quorum. Votes cast in person or by proxy will be tabulated by inspectors of election appointed for the meeting who will determine whether a quorum is present. Shares of common stock represented by a properly completed proxy will be counted as present at the meeting for purposes of determining a quorum, without regard to whether the proxy indicates that the stockholder is casting a vote or abstaining.

All properly completed proxies that are delivered pursuant to this solicitation will be voted at the meeting in accordance with the directions given in the proxy unless the proxy is revoked before the meeting. You can revoke your proxy by:

(a)	giving written notice to the Secretary of Corvis,

(b)	delivering a later dated proxy, or

(c)	voting in person at the meeting.

If you submit a proxy that does not indicate how your shares are to be voted on a matter, properly completed proxies will be voted FOR the approval in connection with Nasdaq Marketplace Rule 4350(i)(1)(D), FOR the election of all Director nominees, and FOR the proposal to ratify the appointment of KPMG LLP. Other matters that properly come before the meeting will be voted upon by the persons named in the proxy in accordance with their best judgment.

Class I Directors will be elected by a plurality of the votes present in person or represented by proxy at the Annual Meeting and voting for the election of Directors, provided a quorum is present. Stockholders are not allowed to cumulate their votes in the election of Directors. Approval of the proposals in connection with Nasdaq Marketplace Rule 4350(i)(1)(D) and selection of KPMG LLP as our independent auditors for the fiscal year ending on December 31, 2004 will require an affirmative vote of the holders of a majority of shares of common stock present in person or represented at the Annual Meeting and voting on such proposal, provided a quorum is present.

In all cases, abstentions will be treated as not voting. Accordingly, abstentions or the withholding of votes will have no effect on the number of votes necessary to elect Class I Directors. However, abstentions will have the same affect as a vote against the proposals in connection with Nasdaq Marketplace Rule 4350(i)(1)(D) and selection of KPMG LLP.

In instances where brokers are prohibited from exercising discretionary authority for beneficial owners who have not submitted a proxy (so-called “broker non-votes”), those shares will not be treated as present or represented and entitled to vote for purposes of determining the presence of a quorum and will not be treated as present or represented and voting for purposes of determining the number of votes necessary for the approval of any matter on which they do not have discretionary authority to vote. Accordingly, broker non-votes will have no effect on the number of votes necessary to approve the proposals in connection with Nasdaq Marketplace Rule 4350(i)(1)(D), to elect Class I Directors or to approve the selection of KPMG LLP. If there are not sufficient votes for approval of any of the matters to be voted upon at the meeting, the meeting may be adjourned in order to permit further solicitation of proxies.

We will pay all costs of soliciting proxies, including charges made by brokers and other persons holding common stock in their names or in the names of nominees, for reasonable expenses incurred in sending proxy materials to beneficial owners and obtaining their proxies. In addition to solicitation by mail, our Directors, officers and employees may solicit proxies personally and by telephone, Internet and telegraph, all without extra compensation. We have also retained the services of D.F. King & Co., Inc. to aid in the solicitation of proxies. Fees and expenses to be incurred by us are estimated not to exceed $9,000.

ELECTRONIC ACCESS TO PROXY MATERIALS AND ANNUAL REPORT

This Proxy Statement and the 2003 Annual Report to Shareholders are available on Corvis’ Internet site at http:// www.corvis.com. Most stockholders can elect to view future proxy statements and annual reports over the Internet instead of receiving paper copies in the mail.

If you are a stockholder of record, you can choose this option by marking the appropriate box on your proxy card or by following the instructions provided if you vote over the Internet or by telephone.

If you choose to view future proxy statements and annual reports over the Internet, you will receive a proxy card in the mail next year with instructions containing the Internet address of those materials. Your choice will remain in effect until you notify Corvis Investor Relations in writing or by telephone 866-4CORVIS (toll-free) and tell us otherwise. You do not have to elect Internet access each year.

If you hold your Corvis stock through a bank, broker or other holder of record, please refer to the information provided by that entity for instructions on how to elect to view future proxy statements and annual reports over the Internet.

PRINCIPAL STOCKHOLDERS

The following table sets forth information regarding beneficial ownership of our common stock as of February 27, 2004 by: (1) our Directors, our Chief Executive Officer and our executive officers; (2) all current Directors and executive officers as a group and (3) each stockholder that is known by us to own more than 5% of our common stock. Beneficial ownership, which is determined in accordance with the rules and regulations of the Securities and Exchange Commission, means the sole or shared power to vote or direct the voting or to dispose or direct the disposition of our common stock. Unless otherwise indicated, all of the shares are owned directly, and the person has sole voting and dispositive power.

The number of shares of our common stock beneficially owned by a person includes shares of common stock issuable with respect to options and convertible securities held by the person which are exercisable or convertible within 60 days of February 27, 2004. The percentage of our common stock beneficially owned by a person assumes that the person has exercised all options and converted all convertible securities that the person holds which are exercisable or convertible within 60 days of February 27, 2004 and that no other persons exercised any of their options or converted any of their convertible securities. Except as otherwise indicated, the business address for each of the following persons is 7015 Albert Einstein Drive, Columbia, Maryland 21046.

Name of Beneficial Owner	Number of Shares Beneficially Owned	Percentage Beneficially Owned
David R. Huber (1) Chairman and Chief Executive Officer	92,531,619	19.0
Joseph R. Hardiman (2) Director	186,111	*
Freeman A. Hrabowski, III (3) Director	67,221	*
David S. Oros (4) Director	166,111	*
Donald R. Walker (5) Director	58,888	*
James M. Bannantine (6) President	2,432,406	*
Lynn D. Anderson (7) Senior Vice President, Chief Financial Officer and Treasurer	582,877	*
Kim D. Larsen (8) Senior Vice President, Business Development, General Counsel and Secretary	1,380,061	*
All current officers and Directors as a group (8 persons)	96,625,853	19.8

*	Less than 1%

(1)	Includes 24,867,132 shares held by HRLD Limited Partnership, 2,952,118 shares held by David R. Huber Grantor Retained Annuity Trust, 1,420,000 shares held by Columbia Trust, 412,760 shares held by The Grande Foundation, and 2,978 shares held by HRLD Corporation.
(2)	Includes 20,000 shares held in a self-directed IRA and 166,111 shares issuable pursuant to options exercisable within 60 days of February 27, 2004.
(3)	Includes 67,221 shares issuable pursuant to options exercisable within 60 days of February 27, 2004.
(4)	Includes 166,111 shares issuable pursuant to options exercisable within 60 days of February 27, 2004.
(5)	Includes 58,888 shares issuable pursuant to options exercisable within 60 days of February 27, 2004.
(6)	Includes 1,000,000 shares held by Sammye Management Ltd., and 1,432,406 shares issuable pursuant to options exercisable within 60 days of February 27, 2004.
(7)	Includes 575,452 shares issuable pursuant to options exercisable within 60 days of February 27, 2004.
(8)	Includes 507,620 shares issuable pursuant to options exercisable within 60 days of February 27, 2004, 100,000 shares held by the Larsen Family LLC, of which Mr. Larsen is the managing member, and 2,980 shares held by Mr. Larsen’s wife.

PROPOSAL 1

APPROVAL OF STOCK ISSUANCE

On February 19, 2004 we completed the private placement of $225 million of senior unsecured convertible notes to several institutional investors. The notes have a final maturity of February 20, 2006 and bear interest at a rate of five percent per year. The notes are convertible at the investors’ option at any time into our common stock at a fixed conversion price of $5.75 per share, subject to anti-dilution adjustments. Interest is payable quarterly at our option in cash or, subject to certain conditions, in registered shares of our common stock at a five percent discount to the company’s stock trading price at the time of payment. We will generally repay the principal amount of the notes in seven quarterly installments beginning on August 19, 2004. At our option, we may repay principal in any combination of cash or registered shares of our common stock at a five percent discount to our stock trading price at the time of payment, provided certain conditions are met.

We also have the option, beginning nine months after closing, to cause the investors to subscribe to the placement of up to an additional $75 million in senior unsecured convertible notes having a final maturity date of two years after their issuance and otherwise having similar terms as the initial senior unsecured convertible notes.

In connection with the private placement, we issued to the investors warrants exercisable within three years to purchase 27,328,380 shares of common stock at an exercise price of $2.37.

We have agreed to register the shares of common stock issuable if the notes are converted and issuable and upon exercise of the warrants for resale under the Securities Act of 1933.

Because our common stock is listed on the Nasdaq Stock Market, we must comply with Nasdaq’s listing rules including Rule 4350, which sets forth certain stockholder voting requirements. Nasdaq Marketplace Rule 4350(i)(1)(D) requires stockholder approval prior to the sale or issuance or potential issuance of securities equal to 20% or more of the common stock (or securities convertible into common stock) or 20% or more of the voting power of the company outstanding before the issuance if the sale price of the securities is less than the greater of book or market value of the securities. As described above, we may choose to pay interest or principal on our senior convertible notes through the issuance of our common stock at a five percent discount to our stock trading price at the time of payment. Our senior convertible notes and warrants also have various anti-dilution provisions which could increase the number of our shares of common stock that could be issued. As a result of these provisions, although these notes and warrants are currently convertible into less than 20% of our common stock and we may choose to pay principal and interest in cash instead of issuing shares of common stock, it is possible that we would be required or permitted by the terms of the senior convertible notes and warrants to issue more than 20% of our common stock, which would require a stockholder vote under Nasdaq Marketplace Rule 4350(i)(1)(D).

Because of this possibility, the senior convertible notes and warrants contain a provision that limits the amount of stock we may issue under the senior convertible notes and warrants to the maximum number of shares that we can issue without violating the Nasdaq rule, which means that we may not currently issue 20% or more of our common stock. However, we have agreed with the investors to seek stockholder approval to issue 20% or more of our common stock in compliance with Nasdaq Marketplace Rule 4350(i)(1)(D) should we decide or need to do so. We believe that, because of our cash position, we can use cash to repay convertible notes should our stock price fall to levels where we believe repayment with stock would be unattractive. We are required to seek your approval prior to May 15, 2004 and, if we fail to obtain your approval, at four successive meetings of stockholders held every four months after that date.

Neither the approval or disapproval of the issuance of common stock under Nasdaq Marketplace Rule 4350(i)(1)(D) will result in any change in the terms of the underlying terms of the senior convertible notes or warrants. Messrs. Huber, Bannantine, Anderson and Larsen, beneficially holding in the aggregate approximately 19.8% of our common stock, have agreed with the investors to vote their shares in favor of this proposal. These stockholders have also agreed to various limits on the number of shares they can sell with various exceptions until our annual meeting on May 7, 2004 or, in one case, until we have failed to obtain such approval after four attempts.

The Board of Directors recommends that the stockholders vote FOR the authority to issue in excess of 20% of our common stock in compliance with Nasdaq Marketplace Rule 4350 (i)(1)(D).

PROPOSAL 2

ELECTION OF DIRECTORS

Our Board of Directors consists of five persons. The Board of Directors is divided into three classes, with one class of Directors elected at each Annual Meeting. Currently, Class I and Class II each consist of two Directors and Class III consists of one Director. Each Director holds office for a term of three years and until his successor is duly elected and qualified or until his earlier death, resignation or removal.

David S. Oros and Freeman A. Hrabowski, III have each been nominated by the Board of Directors to serve as a Class I Director, to hold office until the Annual Meeting in 2007. A properly submitted proxy will be voted by the persons named in the proxy for the elections of Messrs. Oros and Hrabowski unless you indicate that your vote should be withheld. If elected, Messrs. Oros and Hrabowski will each serve until his successor is elected and qualified or until his death, resignation or retirement. Each of the nominees is now serving as a Director. Each of the nominees has indicated his willingness to serve if elected, and the Board of Directors has no reason to believe that either of the nominees will be unavailable for election, but if such a situation should arise, the proxy will be voted in accordance with the best judgment of the proxyholder for such person or persons as may be designated by the Board of Directors, unless the stockholder has directed otherwise.

You can find the principal occupation and other information about Messrs. Oros and Hrabowski below. Information about our other Directors whose terms of office will continue after the Annual Meeting is also presented below.

The Board of Directors recommends that the stockholders vote FOR the election of David S. Oros and Freeman A. Hrabowski, III as Class I Directors.

CLASS I – NOMINEES FOR TERM EXPIRING IN 2007

David S. Oros, age 44, has served as a Director since January 2001. Mr. Oros has been chairman and chief executive officer of Aether Systems, Inc., a provider of wireless data services, systems and software since he founded Aether in 1996. From 1994 until 1996, Mr. Oros was president of NexGen Technologies, L.L.C., a wireless software development company that contributed all of its assets to Aether. From 1992 until 1994, he was president of the Wireless Data Group at Westinghouse Electric. Prior to that, Mr. Oros spent from 1982 until 1992 at Westinghouse Electric directing internal research and managing large programs in advanced airborne radar design and development. He currently serves on the boards of directors of Aether Systems, Inc. and Novatel Wireless, Inc. Mr. Oros received a B.S. in mathematics and physics from the University of Maryland, Baltimore County.

Freeman A. Hrabowski, III, Ph.D., age 53, has served as Director since October 2002. Dr. Hrabowski has been President of the University of Maryland, Baltimore County since May 1992. Dr. Hrabowski joined the University of Maryland in 1987, first serving as Vice Provost, then as Executive Vice President. Dr. Hrabowski serves as a consultant to the National Science Foundation, the National Institutes of Health, the National Academy of Sciences, the U.S. Department of Education, and various universities and school systems nationally. He is a member of numerous boards, including the Baltimore Community Foundation, the Baltimore Equitable Society, Constellation Energy Group, McCormick & Company, Inc., the Mercantile Safe Deposit & Trust Company, the Merrick & France Foundation, the Maryland Technology Council, and the University of Maryland Medical System. Dr. Hrabowski received a bachelors in mathematics from Hampton Institute and an M.A. in mathematics and a Ph.D. in higher education administration and statistics from the University of Illinois at Urbana-Champaign.

CLASS II DIRECTORS WHOSE TERMS EXPIRE IN 2005

Joseph R. Hardiman, age 66, has served as a Director since July 2000. Mr. Hardiman served as the president and chief executive officer of the National Association of Securities Dealers, Inc. and its wholly owned subsidiary, The Nasdaq Stock Market, Inc., from September 1987 through January 1997. From 1975 through September 1987, Mr. Hardiman held various positions at Alex. Brown & Sons, including managing director and chief operating officer. Mr. Hardiman earned B.A. and LLB degrees from the University of Maryland. Mr. Hardiman serves on the boards of the Deutsche Scudder Funds, the ISI Funds, the Nevis Fund, the Brown Investment Advisory Trust Company, Soundview Technology Group, Inc. University of Maryland Foundation, the University of Maryland School of Law and The Nasdaq Stock Market Education Foundation. Previously, he served on the boards of the Depository Trust Company, the Securities Industry Foundation for Economic Education, the Securities Regulation Institution and the Center for the Study of the Presidency and as a member of the American Business Conference.

Donald R. Walker, age 59, has served as a Director since October 2002. Mr. Walker has served as an independent government consultant on intelligence space systems and missile defense and as a Senior Review Panel member for United States government agencies since November 2001. From April 2000 to November 2001, Mr. Walker served as president and chief executive officer of Veritect, a computer security firm. From 1995 through 2000, Mr. Walker served as chief information officer of United Services Automobile Association (USAA), a Fortune 200 financial services company, and CEO and President of USAA’s information technology company. Mr. Walker served in the United States Air Force from 1966 to 1995 and retired with the rank of

Brigadier General. Mr. Walker received a B.S. in Engineering Science from the United States Air Force Academy, an M.S. in Mechanical Engineering from the University of Southern California, and an MBA from Auburn University.

CLASS III – DIRECTORS WHOSE TERMS EXPIRE IN 2006

David R. Huber, Ph.D., age 53, is the founder of Corvis. He has served as a Director and chairman of the board and chief executive officer since June 1997. Dr. Huber also served as president of Corvis from June 1997 to May 2002. Dr. Huber has 20 years of experience in the development of optical communications systems. From 1992 through April 1997, Dr. Huber served first as chief technology officer and later as chief scientist of Ciena Corporation, a company he founded in 1992. From 1989 through 1992, Dr. Huber managed the Lightwave Research and Development Program for General Instrument Corporation. Prior to 1989, Dr. Huber held positions in optical communications development at Rockwell International Corporation, Optelecom, Inc. and ITT Industries, Inc., formerly International Telephone & Telegraph Corporation. Dr. Huber holds 41 U.S. patents in optics technology and has numerous additional patents pending. He earned a Ph.D. in electrical engineering from Brigham Young University and a B.S. in physics from Eastern Oregon State University. Dr. Huber is the brother-in-law of Mr. Kim Larsen, Corvis’ Senior Vice President, Business Development, General Counsel and Secretary.

Board Meetings and Committees

During 2003, the standing committees of the Board of Directors were the Audit Committee, the Nominating and Governance Committee and the Compensation Committee. The Board has determined that the following majority of directors, including all members of the Audit Committee, the Nominating and Corporate Governance Committee and the Compensation Committee are “independent” in accordance with Rule 4200(a)(15) of the National Association of Securities Dealers’ listing standards: Messrs. Hardiman, Hrabowski, Oros and Walker.

In 2003, our Board of Directors met nine times, consisting of four regular meetings and five extraordinary meetings, the Audit Committee met four times, the Nominating and Governance Committee did not meet, and the Compensation Committee met four times. During 2003, no Director attended fewer than 75% of the meetings of the Board of Directors and of the committees on the Board on which the Director served. We do not have a policy regarding the attendance by Directors at our Annual Meeting of Stockholders. Two Directors attended our 2003 Annual Meeting of Stockholders.

The Audit Committee is comprised of Messrs. Hardiman, Hrabowski and Walker. The Board of Directors has determined that the Audit Committee does not have an “audit committee financial expert” (as that term is defined in rules and regulations of the Securities and Exchange Commission) serving on the Audit Committee. The Board of Directors has determined that each member of the Audit Committee is able to read and understand fundamental financial statements and has substantial business experience that results in that member’s financial sophistication. Further, the Board of Directors believes that at least one of the members of the Audit Committee has a level of experience and knowledge necessary to meet the requisite “financial sophistication” qualifications under the rules of The Nasdaq Stock Market. Accordingly, the Board of Directors believes that the members of the Audit Committee have the sufficient knowledge and experience necessary to fulfill the duties and obligations of the Audit Committee.

The Audit Committee assists the Board of Directors in its oversight of the quality and integrity of the accounting, auditing, and financial reporting processes of the Company. The Audit Committee is primarily responsible for, among other things, (a) the appointment, replacement, compensation and oversight of independent auditors, (b) reviewing all recommendations of the auditors with respect to accounting methods and internal controls of the Company, (c) reviewing and approving audit and non-audit services and reviewing the scope of the audits conducted by the auditors, and (d) overseeing the Company’s internal audit procedures. The Audit Committee’s role includes discussing with management and the independent accountants, the Company’s processes to manage business and financial risk, and for compliance with significant applicable legal and regulatory requirements. The Board of Directors has adopted a written charter that specifies the scope of the Audit Committee’s responsibilities, a copy of which has been included as Appendix A to this Proxy Statement.

The Nominating and Governance Committee is comprised of Messrs. Hardiman and Oros. The purpose of the Nominating and Governance Committee is to establish criteria for Board member selection and retention, identify individuals qualified to become Board members, and recommend to the Board the individuals to be nominated and re-nominated for election as directors. The Board of Directors has adopted a written charter for the Nominating and Governance Committee that specifies the scope of the Nominating and Governance Committee’s responsibilities, a copy of which is available on our website at http://www.corvis.com. The Compensation Committee is comprised of Messrs. Oros, Hrabowski and Walker, each of whom qualifies as an “independent” director under the current listing standards of The Nasdaq Stock Market. The Compensation Committee is responsible for determining compensation, benefits and general employment matters for our executive officers and for administering and granting awards under our 1997 Stock Option Plan and our 2000 Long Term Incentive Plan. The Board of Directors has adopted a written charter that specifies the scope of the Compensation Committee’s responsibilities, a copy of which is available on our website at http:// www.corvis.com.

Report of the Audit Committee

The Audit Committee has reviewed and discussed our audited financial statements with management. The Audit Committee has discussed with KPMG LLP, our independent accountants, the matters required to be discussed by Statement of Auditing Standards No. 61, Communication with Audit Committees, which includes, among other items, matters related to the conduct of the audit of our financial statements. The Audit Committee has also received written disclosures and the letter from KPMG LLP required by Independence Standards Board Standard No. 1, which relates to the accountant’s independence from us and our related entities, and has discussed with KPMG LLP their independence from us.

Each of the members of the Audit Committee qualifies as an “independent” Director under the current listing standards of The Nasdaq Stock Market. Management is responsible for our internal controls and the financial reporting process. KPMG LLP is responsible for performing an independent audit of our financial statements in accordance with generally accepted auditing standards and issuing a report thereon. The Audit Committee’s responsibility is to monitor and oversee these processes.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that our audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2003.

AUDIT COMMITTEE

Joseph R. Hardiman, Chairman

Freeman R. Hrabowski, III

Donald R. Walker

Director Compensation

Our Board of Directors determines the amount of any fees, whether payable in cash, shares of common stock or options to purchase common stock, and expense reimbursement that Directors receive for attending meetings of the Board of Directors or committees of the Board. We paid to each of Messrs. Oros, Hrabowski, Walker and Hardiman $5,000 for each regular meeting of the Board of Directors that they attended in person and $2,500 for each extraordinary meeting they attended in person and we have reimbursed all of our Directors for their expenses incurred in connection with attending meetings of the Board of Directors. We paid $8,000 to each member of the Audit Committee for the entire year, and we paid the Chairman of the Audit Committee $7,000 in addition to his fees for serving on the Committee.

Under our Corvis Corporation Board Compensation Plan, each non-employee Director may receive an initial grant of 100,000 options and subsequent annual grants of 40,000 options, plus 10,000 additional options for committee chairs, under our 1997 Stock Option Plan or our 2000 Long Term Incentive Plan to purchase shares of common stock having an exercise price per share equal to the fair market value of a share of common stock on the date of grant. Usually, options granted to non-employee Directors will become exercisable in monthly installments with 1/36 vesting each month over a three-year period, subject to acceleration under certain circumstances such as a change of control. On August 15, 2003, we granted options to purchase 40,000 shares of common stock at an exercise price of $1.33 per share to each independent director, and in addition, we granted options to purchase 10,000 shares of common stock at an exercise price of $1.33 per share to each independent director who served as a Chairman of a committee of the Board of Directors.

Stockholders Communications with Board Members

The Company has a process for stockholders to communicate with the Board of Directors, a specific director or the non-management or independent directors as a group. Stockholders may send written communications c/o Corvis Corporation, Attn: Secretary, 7015 Albert Einstein Drive, Columbia, Maryland 21046-9400 (fax: 443-259-4417). The Secretary will review the communication and forward such communication to the full Board of Directors, to any individual director or directors to whom the communication is directed, or to the director or directors the Secretary believes to be most appropriate.

Process for Nominating Directors

The Nominating and Corporate Governance Committee is comprised of Messrs. Hardiman and Oros. The Nominating and Governance Committee identifies director nominees from various sources such as officers, directors, and stockholders and in 2003 did not retain the services of any third party consultants to assist in identifying and evaluating potential nominees. The Nominating and Governance Committee will consider and evaluate a director candidate recommended by a stockholder in the same manner as a committee-recommended nominee. The Nominating and Governance Committee will assess all director nominees taking into account several factors including, but not limited to, issues such as the current needs of the Board and the nominee’s: (i) integrity, honesty and accountability; (ii) successful leadership experience and strong business acumen; (iii) forward-looking, strategic focus; (iv) collegiality; (v) independence and absence of conflicts of interests; and (vi) ability to devote necessary time to meet director responsibilities. Where appropriate, the Nominating and Governance Committee will ultimately recommend nominees that it believes will enhance the Board’s ability to manage and direct, in an effective manner, our affairs and business.

Stockholders wishing to recommend a director candidate to serve on the Board may do so by providing advance written notice to the Company. To make a director nomination at the 2005 annual meeting, a stockholder must follow the same procedures required for submitting a stockholder proposal. See “Stockholder Proposals” below. Notices should be sent to Kim D. Larsen, Secretary, Corvis Corporation, 7015 Albert Einstein Drive, Columbia, Maryland 21046-9400. The notice must set forth: (a) the name and address of the stockholder who intends to make the nomination and of the person or persons to be nominated; (b) a representation that the nominating stockholder is a stockholder of record of the company’s stock entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice; (c) a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the stockholder; (d) such other information regarding each nominee proposed by such stockholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission, had the nominee been nominated, or intended to be nominated, by the Board; and (e) the consent of each nominee to serve as a director of the Company if so elected. The presiding officer of the annual meeting of stockholders may refuse to acknowledge the nomination of any person not made in compliance with the foregoing procedure. If you are interested in recommending a director candidate, you may request a copy of the Company’s Bylaws by writing the Company Secretary at the address set forth on the front page of this Proxy Statement.

Code of Ethics

In 1998, we adopted our Code of Ethical Behavior and Conduct applicable to all employees, directors and officers. A copy of our Code of Ethical Behavior and Conduct is available on our website at http:// www.corvis.com. Any waiver of this Code as it applies to our CEO, CFO or Controller may be granted only by our full Board of Directors or the Nominating and Governance Committee. Any such waiver granted will be timely disclosed on our website under the “Investors Relations” link.

COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

Section 16(a) of the Securities Exchange Act of 1934 requires our officers and Directors, and persons who own more than ten percent of a registered class of our equity securities, to file reports showing their ownership of our equity securities on Form 3 and changes in ownership on Forms 4 or 5 with the Securities and Exchange Commission and the Nasdaq Stock Market. These officers, Directors and ten percent shareholders are also required by Securities and Exchange Commission rules to furnish us with copies of all forms they file.

Based solely on our review of the copies of such forms received by us, or written representations from certain reporting persons, we believe that our officers, Directors and ten percent shareholders have complied with all applicable Section 16(a) filing requirements.

EXECUTIVE COMPENSATION

The following tables set forth information with respect to those persons who: (1) served as our Chief Executive Officer during the fiscal year ended December 31, 2003; and (2) were our three other most highly compensated executive officers at December 31, 2003 whose total annual salary and bonus exceeded $100,000 for the year (each of these persons is referred to as a “named executive officer”). Compensation paid to these individuals for the fiscal years ended December 31, 2001, December 28, 2002 and December 31, 2003 is as follows:

Summary Compensation Table

	Annual Compensation				Long-Term Compensation
Name and Principal Position	Year	Salary ($)		Bonus ($)	Securities Underlying Options (#)	All Other Compensation ($)
David R. Huber Chairman of the Board and Chief Executive Officer	2003 2002 2001	292,500 322,500 307,500		781 — —	— —	— — 746
James M. Bannantine President	2003 2002	315,000 206,186	(1)	— —	143,000 2,174,081	7,703 103,472	(3) (4)
Lynn D. Anderson Senior Vice President, Chief Financial Officer and Treasurer	2003 2002	231,948 245,825	(2)	40,000 46,390	568,119 592,800	— —
Kim D. Larsen Senior Vice President, General Counsel and Secretary	2003 2002 2001	231,948 255,738 223,330		9,250 45,230 —	143,000 123,310 100,000	— — —

(1)	Reflects Mr. Bannantine’s pro rated salary for 2002 from his joining Corvis in May 2002.
(2)	Reflects Mr. Anderson’s pro rated salary for 2002 from his joining Corvis in January 2002.
(3)	Represents $3,803 in reimbursement for Mr. Bannantine’s relocation expenses and $3,900 in reimbursed health insurance costs.
(4)	Represents $100,123 in reimbursement for Mr. Bannantine’s relocation expenses and $3,349 in reimbursed health insurance costs.

Employment Agreements

Mr. Bannantine entered into an employment agreement with Dorsál Networks on September 10, 2001, for a 4 year term with an initial base salary of $350,000 per year, plus options which were immediately exercisable; the shares resulting from the exercise vested over a 4 year period. The agreement also provides for an interest-bearing loan to be used to exercise the options. If the agreement is terminated, Mr. Bannantine will receive special separation pay as follows: (i) compensation for one month if terminated for cause, (ii) compensation for six months if terminated by Mr. Bannantine for good cause (generally, a reduction in Mr. Bannantine’s responsibilities or base pay, subject to certain exceptions) and (iii) compensation for 12 months if terminated without cause.

In connection with Corvis’ acquisition of Dorsál Networks on May 16, 2002, we assumed the obligations of Dorsál and Mr. Bannantine’s employment agreement was amended to provide that the acquisition would not trigger accelerated vesting of his shares and to grant Mr. Bannantine options to purchase our common stock under the 2000 Corvis Long Term Incentive Plan, in lieu of options to purchase shares of Dorsál Networks common stock.

Mr. Anderson entered into an employment agreement with us on January 4, 2002. Under that agreement, Mr. Anderson is to receive a base salary of $257,000, subject to increase at the discretion of our board of directors, and a bonus of up to 60% of his base salary. Mr. Anderson also received an option to purchase 500,000 shares of our common stock.

Mr. Anderson’s employment agreement provides that if he is terminated other than for cause, he is to continue to receive his monthly base salary for nine months or until he obtains other full-time employment. Subject to Mr. Anderson’s right to receive severance pay, his employment agreement provides that he is an employee- at-will.

On November 18, 2002, Messrs. Huber, Bannantine, Anderson and Larsen each agreed to a 10% reduction in his salary.

Stock Option Grants in Last Fiscal Year

The table below provides information regarding stock options granted to our Chief Executive Officer and our three other most highly compensated executive officers during the year ended December 31, 2003.

	Individual Grants
	Number of Securities Underlying Options/SARs Granted (#)(2)	% of Total Options/SARs Granted to Employees in Fiscal Year%(3)	Exercise Price ($/Sh) (4)	Expiration Date	Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term ($)(1)
Name					5%	10%
David R. Huber	—	—	—	—	—	—

James M. Bannantine	143,000	0.63	0.56	May 22, 2013	50,362	127,627

Lynn D. Anderson	171,425	0.75	0.56	May 22, 2013	60,373	152,996

	396,694	1.75	1.37	September 16, 2013	341,786	866,152

Kim D. Larsen	143,000	0.63	0.56	May 22, 2013	50,362	127,627

(1)	The dollar amounts shown represent the amount by which the market value of the Company’s common shares underlying each stock option grant would exceed the exercise price of the stock option upon the expiration of the stock option if the market value of the Company’s common shares appreciates from the market value on the date of grant at an annual rate of five percent and ten percent, respectively, during the stock option term. These rates of appreciation are prescribed by the United States Securities and Exchange Commission. On December 31, 2003, the closing price of a common share of the Company on NASDAQ was $1.70 per share. As the actual value received by a named executive officer on the exercise of a stock option is determined by the market value of the Company’s common shares on the date of exercise, the actual value received by a named executive officer may bear no relation to the potential realization shown under these columns.
(2)	These stock options were granted under the 1997 Stock Option Plan and 2000 Long Term Incentive Plan. All grants awarded are not exercisable until vested. Shares vest at a rate of 1/8th of the total number of shares on the date which is six (6) months after the date of the grant, and 1/48th of the total number of shares monthly thereafter, as long as the recipient continues to provide services to us.
(3)	Based on an aggregate of 22,803,318 options granted during the year ended December 31, 2003 to our employees, Directors and consultants.
(4)	In the September 16 grant to Lynn Anderson, options were granted at an exercise price equal to the closing stock price on the date of grant. The other grants were granted at an exercise price equal to $0.40 less than the closing stock price on the date of grant, which closing price was $0.96.

Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values

The following table provides summary information with respect to our Chief Executive Officer and our three other most highly compensated executive officers in 2003. None of these officers exercised any options to purchase our common stock during the year ended December 31, 2003. As of December 31, 2003, all options granted to the named executive officers were granted under our 1997 Stock Option Plan and 2000 Long Term Incentive Plan. All grants awarded are not exercisable until vested. The value of unexercised in-the-money options/SARs at our fiscal year end is based on the closing price of our common stock on December 31, 2003, $1.70, minus the per share exercise price, multiplied by the number of shares issued upon exercise of the option.

	Number of Securities Underlying Unexercised Options/SARs at Fiscal Year-End		Value of Unexercised In-The-Money Options at Fiscal Year-End
	Exercisable	Unexercisable	Exercisable	Unexercisable
David R. Huber	0	0	$0	$0
James M. Bannantine	1,252,555	1,064,526	1,093,890	974,985
Lynn D. Anderson	492,952	667,975	132,438	293,200
Kim D. Larsen	504,266	222,047	95,994	211,957

Compensation Committee Report on Executive Compensation

This report addresses the compensation of our executive officers for the last fiscal year and our general compensation philosophy. The Compensation Committee is responsible for determining compensation for our executive officers and for granting awards under and administering our 1997 Stock Option Plan and our 2000 Long-Term Incentive Plan to persons other than our executive officers. Grants of awards under these plans for our executive officers are made by the Board of Directors. The Compensation Committee consists of David S. Oros, Freeman A. Hrabowski and Donald R. Walker.

Compensation Philosophy

Since Corvis’ inception in June 1997, it has sought to attract, retain and reward executive officers primarily through long-term equity incentives in the form of stock options. As such, the salary component of the executive officers compensation reflected base salary at a lower level and the stock component at a higher level than that of a more established company in the same industry.

During fiscal 2003, Corvis engaged a compensation consultant firm to survey the compensation practices of companies in Corvis’ industry to ascertain whether Corvis’ long term incentive compensation (a) is competitive in the industry; (b) motivates executive officers to achieve Corvis’ business objectives; and (c) aligns the interests of executive officers with the long-term interests of stockholders. The Compensation Committee also reviewed Corvis’ financial performance in fiscal 2003, certain milestones achieved by Corvis and individual executive officer duties.

Base Salary

Base salaries for fiscal 2003 and 2004 reflected the results of the compensation survey conducted in 2002, as well as other industry information available to Corvis. The Compensation Committee intends to continue to adjust compensation appropriately in order to compete for and retain executives who operate Corvis effectively and align the interests of its executive officers with the long-term interests of stockholders.

Performance Bonuses

In January 2003, Corvis paid a $46,390 bonus to Mr. Anderson and a $45,230 bonus to Mr. Larsen pursuant to the Performance Management Plan in place for 2002. During the year ended December 31, 2003, Corvis implemented a bonus plan for fiscal 2003 that would pay out a portion of the annual cash compensation of each executive officer contingent upon Corvis’ financial performance, as well as an assessment of individual performance. In fiscal 2003, Mr. Anderson earned a $40,000 bonus and Mr. Larsen earned a $9,250 bonus under the 2003 bonus plan. The Compensation Committee intends to approve an executive bonus plan each year for the foreseeable future.

Long-Term Equity Incentives

The Compensation Committee strongly believes in granting stock options to Corvis’ executive officers to tie executive officer compensation directly to Corvis’ long-term success and increases in stockholder value. During fiscal 2003, the Compensation Committee reviewed the stock and option holdings of the Chief Executive Officer and the three other most highly compensated executive officers. The Compensation Committee determined that the stock and option holdings of Dr. Huber adequately aligned his interests with those of Corvis’ stockholders, but determined that additional awards to the three other most highly compensated executive officers were advisable. During fiscal 2003, the Compensation Committee awarded options to purchase shares to each of Messrs. Larsen, Bannantine and Anderson as described under “Executive Compensation—Stock Option Grants in Last Fiscal Year”, above.

In determining the size of each stock option grant awarded to each executive officer in the future, the Compensation Committee intends to take into account the executive officer’s position with Corvis, the executive officer’s past performance and the number and price of unvested options and restricted stock then held by the executive officer. Stock options granted to executive officers under Corvis’ 1997 Stock Option Plan and its 2000 Long-Term Incentive Plan generally have an exercise price equal to the fair market value on the date of grant and vest over a four-year period, subject to potential acceleration of vesting upon termination or constructive termination upon a change in control of Corvis.

Chief Executive Officer Compensation

David R. Huber has served as Corvis’ Chief Executive Officer since Corvis’ inception in June 1997. As described above for Corvis’ other executive officers, Dr. Huber’s base salary for fiscal 2003 reflected the result of the compensation survey conducted in 2003, as well as other industry information available to Corvis. After consideration of Dr. Huber’s significant equity interest in Corvis, Dr. Huber’s salary for fiscal 2003 remained virtually unchanged, on an annualized basis, from the previous year. Dr. Huber did not receive a bonus for fiscal 2003 and was not granted any stock options in fiscal 2003. The Compensation Committee may adjust Dr. Huber’s salary in the future, based upon comparative salaries of chief executive officers in Corvis’ industry, and other factors which may include Corvis’ financial performance and Dr. Huber’s contributions as Chief Executive Officer in meeting financial and strategic goals.

Policy on Deductibility of Executive Compensation

The Compensation Committee does not believe Section 162(m) of the Internal Revenue Code of 1986, which disallows a tax deduction for certain compensation in excess of $1 million, will likely have an effect on Corvis in the near future. The Compensation Committee believes that stock options granted under our 1997 Stock Option Plan and our 2000 Long-Term Incentive Plan meet the exception for qualified performance-based compensation in accordance with Internal Revenue Code Regulations, so that amounts otherwise deductible with respect to such options will not count toward the $1 million deduction limit. The Compensation Committee’s general policy is to take into account the deductibility of compensation in determining the type and amount of compensation payable to executive officers.

COMPENSATION COMMITTEE

David S. Oros, Chairman

Freeman A. Hrabowski, III

Donald R. Walker

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

There are no interlocks of executive officers or directors serving on the compensation committee or equivalent committee of another entity which has any director or executive officer serving on the Compensation Committee, other committee or the Board of Directors of Corvis.

STOCK PRICE PERFORMANCE GRAPH

The following graph compares total return of our common stock during the period beginning July 28, 2000 (the first day of trading of our common stock following our initial public offering) and ending on December 31, 2003, with the Nasdaq Composite Index and the Nasdaq Telecommunications Index. Each index assumes $100 invested at the close of trading on July 28, 2000, and reinvestment of dividends.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Joint Venture

We have a 99% economic interest and a 49% voting interest in ACME Grating Ventures, LLC (“ACME LLC”). The remaining economic interest and voting interest are owned by ACME Gratings, Inc. (“ACME Corp.”), Dr. Huber owns 100% of ACME Corp. ACME Corp. has contributed to ACME LLC certain licensed intellectual property and we have contracted with ACME LLC for its use of our facilities, personnel, equipment and certain intellectual property. ACME LLC makes gratings that we purchase at a unit cost that is consistent with the requirements of the licensed intellectual property, which require that the gratings made with the licensed technology be sold for no less than the fair market value of comparable gratings that are available in the commercial marketplace.

According to the operating agreement of ACME LLC, we receive 99% of the profits and losses from the business, and ACME Corp. receives the remaining 1%; however, $325,000 of ACME LLC-related start up costs incurred by ACME Corp will be returned to ACME Corp. out of the net profits of ACME LLC before any distributions of net profits are made to us. Further, ACME Corp. is responsible for paying royalties to the licensor of the licensed technology contributed by ACME Corp., which vary in amounts ranging from 0.5% to 2.0% of the net invoice cost of each grating sold by ACME LLC. In addition to 1% of the profits, ACME LLC is obligated to pay to ACME Corp. an amount sufficient to pay the royalty obligations of ACME Corp. During 2003, we made no purchases of gratings from ACME LLC. We intend to purchase additional gratings from ACME LLC in the future.

Conflicts of Interest

The Board of Directors has delegated to the Audit Committee of the Board of Directors the responsibility for reviewing: (1) any material transaction proposed to be entered into between us and any director or officer of Corvis, or any entity in which a director or officer has a material ownership or other interest, and (2) corporate opportunity questions involving business or investment opportunities in which both Corvis and one or more of our officers or directors, or their affiliates, may have an interest.

The Audit Committee may, if it deems it appropriate, refer these matters to the Board of Directors for its consideration. The Audit Committee has retained outside legal counsel to advise it regarding the duties of the Audit Committee members under Delaware law in carrying out this delegated responsibility. In determining whether to approve a proposed transaction or series of related transactions or to make a proposed investment, the Audit Committee relies on presentations by management and other personnel within Corvis with relevant expertise as to the necessity or desirability of entering into the proposed transaction or transactions or making a proposed investment. Depending upon the nature of the transaction or investment, the Audit Committee may also rely on information and opinions from third party experts. If the Audit Committee determines that the terms of the proposed transaction appear to be in the best interests of Corvis and that the terms of the proposed transaction or transactions appear to be at least as favorable as those that could have been obtained from an unaffiliated third party, the Audit Committee may approve Corvis’ participation in the transaction. With respect to a potential investment opportunity within the scope of Corvis’ business, the Audit committee may determine to prohibit or restrict the participation in the investment by any of our officers or directors if the Audit Committee determines that it is an opportunity in which Corvis should invest and the participation of the officers and directors would limit Corvis’ ability to take full advantage of the opportunity. The application of the policies summarized above necessarily depends on the facts and circumstances of each situation being considered by the Audit committee, and the policies could be modified by the Audit Committee at any time.

Purchases of Components

In 2003, the Company purchased approximately $8,000 of components from Covega. In total, Dr. Huber indirectly owns approximately 11.4% and Mr. Larsen owns less than .05 % of the stock of Covega. The Audit

Committee has approved the terms of this transaction, and has determined that they were at least as favorable as those that Corvis could have obtained from an unaffiliated third party.

In 2003, the Company purchased approximately $930,000 of components from Lightconnect, Inc. Dr. Huber indirectly owns approximately 1.2% of the stock of Lightconnect. The audit committee has approved the terms of Corvis’ purchases from Lightconnect and has determined that they were at least as favorable as those that Corvis could have obtained from an unaffiliated third party.

In 2003, the Company purchased approximately $60,000 of components from Iolon, Inc. Dr. Huber owns 0.5% of the stock of Iolon. The Audit Committee has approved the terms of Corvis’ purchases from Iolon and has determined that they were at least as favorable as those that Corvis could have obtained from an unaffiliated third party.

PROPOSAL 3

SELECTION OF INDEPENDENT AUDITORS

Unless marked to the contrary, proxies will be voted for the selection of KPMG LLP as our independent auditors for the fiscal year ending on December 31, 2004. The Board of Directors believes that KPMG LLP is knowledgeable about our operations and accounting practices and is well-qualified to act in the capacity of our principal independent auditors.

Therefore, the Board of Directors has selected KPMG LLP to act as our independent auditors to examine our consolidated financial statements for the fiscal year ending December 31, 2004.

Representatives of KPMG LLP are expected to appear at the Annual Meeting, will have an opportunity to make a statement, if they wish to do so, and will be available to answer appropriate questions from stockholders at that time.

The fees billed by KPMG LLP in 2002 and 2003 for services provided to us were as follows:

	2002	2003
Audit Fees (1)	$414,291	$1,458,679
Audit-Related Fees (2)	120,137	166,505
Tax Fees (3)	493,154	547,526
All Other Fees (4)	15,040	—

TOTAL	$1,042,622	$2,172,710

(1)	“Audit Fees” are the aggregate fees billed by KPMG LLP for professional services rendered for the audit of the Company’s annual financial statements for the years ended December 31, 2003 and December 28, 2002 and the reviews of the financial statements included in the Company’s quarterly reports on Form 10-Q during 2003 and 2002.
(2)	“Audit-related fees” include fees billed for assurance and related services that are reasonably related to the performance of the audit and not included in the “audit fees” described above. These fees were for the following services, which were approved by the Audit Committee: In 2003, services related to the acquisition and integration of Broadwing Communications LLC, the Corvis 401(k) plan, Sarbanes-Oxley compliance and SEC filings; in 2002, services related to restructurings in the U.S. and for foreign affiliates, implementation of a contract manufacturing agreement and acquisition and integration of Dorsál Networks.
(3)	“Tax Fees” are fees billed by KPMG LLP in either 2003 or 2002 for tax services, including tax compliance, tax advice or tax planning.
(4)	“All Other Fees” are fees billed by KPMG LLP in 2003 or 2002 that are not included in the above classifications. These fees were for the following services, which were approved by the Audit Committee: services related to Government Accounting Policies.

All services provided by KPMG LLP after May 1, 2003 were, and all services to be provided by KPMG LLP in 2004 will be, permissible under applicable laws and regulations and have been and will continue to be, pre-approved by the Audit Committee. In accordance with applicable law, the Company is required to disclose the non-audit services approved by the Audit Committee performed by KPMG LLP. Non-audit services are defined as services other than those provided in connection with an audit or a review of the financial statements of a company.

If the selection of KPMG LLP is not approved by the stockholders, the Board of Directors will consider such a vote as advice to select other independent auditors for the 2005 fiscal year, rather than the 2004 fiscal year, because of the difficulty and expense involved in changing independent auditors on short notice.

The Board of Directors recommends that the stockholders vote FOR the selection of KPMG LLP as our independent auditors.

OTHER MATTERS

The Board of Directors is not aware of any business or matter other than those indicated above which may properly be presented at the meeting. If, however, any other matter properly comes before the meeting, the proxy holders will, in their discretion, vote on the matter in accordance with their best judgment.

ANNUAL REPORTS AND INCORPORATION BY REFERENCE

A copy of our Annual Report to Shareholders, which includes financial statements, is being mailed with this Proxy Statement. You may receive additional copies of the Annual Report to Shareholders at no charge upon request.

We have filed our Annual Report on Form 10-K for the year ended December 31, 2003 with the Securities and Exchange Commission. It is available at the SEC’s web site at http://www.sec.gov. We hereby incorporate by reference into this Proxy Statement the information included in Items 6 (“Selected Financial Data”), 7 (“Management’s Discussion and Analysis of Financial Condition and Results of Operations”), 7A (“Qualitative and Quantitative Disclosures about Market Risk”), 8 (“Financial Statements and Supplementary Data”) and 9 (“Changes in and Disagreements with Accountants on Accounting and Financial Disclosure”) of our Annual Report on Form 10-K for the year ended December 31, 2003.

Upon written request by a Corvis stockholder, we will mail without charge a copy of our Form 10-K, including the financial statements and financial statement schedules, but excluding exhibits to the Form 10-K. Exhibits to the Form 10-K are available upon payment of a reasonable fee, which is limited to our expenses in furnishing the requested exhibit.

Requests for copies of our Annual Report to Shareholders or our Annual Report on Form 10-K should be directed to Investor Relations, Corvis Corporation, 7015 Albert Einstein Drive, Columbia, Maryland 21046-9400. Financial reports may also be accessed on our web site at http:// www.corvis.com.

STOCKHOLDER PROPOSALS

Any stockholder who intends to present a proposal at the Annual Meeting in the year 2005, must deliver the proposal to us c/o Kim D. Larsen, Secretary, Corvis Corporation, 7015 Albert Einstein Drive, Columbia, Maryland 20146:

•	Not later than December 31, 2004, if the proposal is submitted for inclusion in our proxy materials for that meeting pursuant to Rule 14a-8 under the Securities Exchange Act of 1934; or

•	Not later than January 10, 2005 if the proposal is submitted pursuant to our Bylaws, in which case we are not required to include the proposal in our proxy materials.

BY ORDER OF THE BOARD OF DIRECTORS,

Kim D. Larsen

Secretary

April 19, 2004

Columbia, Maryland

Appendix A

CORVIS CORPORATION

AUDIT COMMITTEE CHARTER

July 30, 2003

I.    PURPOSE

The Audit Committee shall provide assistance to the Directors in fulfilling their responsibility to the shareholders, potential shareholders, and investment community relating to corporate accounting and reporting practices of the Company, and the quality and integrity of financial reports of the Company. In so doing, the Audit Committee shall monitor (1) the integrity of the financial statements of the Company, (2) the Company’s compliance with legal and regulatory requirements, (3) the public accountants’ qualifications and independence and (4) the performance of the Company’s internal audit function and public accountants.

The Audit Committee shall be directly responsible for the appointment, compensation and oversight over the work of the Company’s public accountants.

II.    MEMBERSHIP REQUIREMENTS

The Audit Committee shall be comprised of three or more independent Directors, as determined by a majority vote of the Board of Directors. The Audit Committee shall consist of Directors who are not employees or officers of the Company or of any of its subsidiaries, who are independent of the management of the Company and who are free of any relationship that, in the opinion of the Board of Directors, would interfere with their exercise of independent judgment in carrying out their responsibilities as Directors, and who otherwise meet the definition of “independent director” set forth in Rule 4200 of the Rules of the National Association of Securities Dealers, Inc. Notwithstanding the foregoing, one Director who is not an independent director as defined in Rule 4200, and is not a current employee or an immediate family member of such employee, may be appointed to the Audit committee, if the Board of Directors, under exceptional and limited circumstances, determines that membership on the Audit Committee by that Director is required by the best interests of the Company and its stockholders, and the Board of Directors discloses in the next annual proxy statement subsequent to such determination, the nature of the relationship and the reasons for that determination.

Each of the members of the Audit Committee must be able to read and understand fundamental financial statements, including the Company’s balance sheet, income statement and cash flow statement or become able to do so within a reasonable period of time after his or her appointment to the Audit Committee. The Audit Committee shall determine whether at least one member of the Audit Committee meet the financial expertise and experience requirement of the Nasdaq Stock Market and Section 10A of the Securities Exchange Act of 1934, as amended by the Sarbanes-Oxley Act of 2002 and the rules promulgated thereunder, and if one member does not satisfy this standard, to direct the Company to properly disclose such fact in accordance with the Sarbanes-Oxley Act of 2002.

The members of the Audit Committee shall be elected by the Board of Directors at the annual organizational meeting of the Board of Directors and serve until their successors are duly elected and qualified, or their earlier death, retirement or resignation. The Board of Directors shall have the power at any time to change the membership of the Audit committee and to fill vacancies in it, subject to such new member(s) satisfying the independence, financial expertise and experience requirements referred to above. Unless otherwise provided in the resolution designating members of the Audit Committee, a majority of all the members of the Audit Committee will select its chairman. Except as expressly provided in this Charter or the Bylaws of the Company or as otherwise provided by law or the rules of the Nasdaq Stock Market, the Audit Committee shall fix its own rules of procedure.

III.    MEETINGS

The Audit Committee will meet as frequently as circumstances dictate, but no less frequently than quarterly, generally in advance of meetings of the Board of Directors. The Audit Committee chairman will prepare and/or approve an agenda for each meeting. The Audit Committee will meet in separate executive sessions at least annually with management and the independent auditor to provide a forum to discuss any matters that the Audit Committee or either of the groups believe should be discussed privately.

IV.    RESPONSIBILITIES

The Audit Committee shall have the sole authority to appoint or replace the public accountants (subject, if applicable, to shareholder ratification), and shall approve all audit engagement fees and terms and all non-audit engagements with the public accountants. The Audit Committee shall consult with management but shall not delegate these responsibilities, except that pre-approvals of non-audit services may be delegated to a single member of the Audit Committee. In its capacity as a committee of the Board of Directors, the Audit Committee shall be directly responsible for the oversight of the work of the public accounting firm (including resolution of disagreements between management and the public accounting firm regarding financial reporting) for the purpose of preparing or issuing an audit report or related work, and the public accounting firm shall report directly to the Audit Committee.

The Audit Committee shall have the authority, to the extent it deems necessary or appropriate, to retain special legal, accounting or other consultants to advise the committee and carry out its duties, and to conduct or authorize investigations into any matters within its scope of responsibilities. The Audit Committee may determine the required amount of funding, to be provided by the Company, for payment to the auditors for the purpose of preparing or issuing an audit report or performing other audit, review or attest services and to any other advisers retained by the Audit Committee.

The Audit Committee shall meet periodically with management, the internal auditors (or other persons performing such functions) and the registered public accountants in separate executive sessions in furtherance of its purposes.

The Audit Committee may request any officer or employee of the Company or the Company’s outside counsel or public accountants to attend a meeting of the Audit Committee or to meet with any members of, or consultants to, the Audit Committee. The Audit Committee shall make regular reports to the Board of Directors.

The Audit Committee shall review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board of Directors for approval. The Audit Committee shall annually review the Audit Committee’s own performance. The Audit Committee shall also be responsible for the oversight of the Company’s internal auditors, if and when such a function has been retained by the Company.

In performing its functions, the Audit Committee shall undertake those tasks and responsibilities that, in its judgment, would most effectively contribute and implement the purposes of the Audit Committee. The following functions are some of the common recurring activities of the Audit Committee in carrying out its oversight responsibility:

•	Review and discuss with management and the public accountants the Company’s annual audited financial statements, including disclosures made in “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” and the matters required to be discussed pursuant to Statement on Auditing Standards No. 61, and recommend to the Board whether the audited financial statements should be included in the Company’s Form 10-K.

•	Review and discuss with management and the public accountants the Company’s quarterly financial statements, including disclosures made under “Management’s Discussion and Analysis of Financial Condition and Results of Operations” or similar disclosures, and the matters required to be discussed pursuant to Statement on Auditing Standards No. 61, prior to the filing of its Form 10-Q, including the results of the registered public accountants’ reviews of the quarterly financial statements to the extent applicable.

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•	Review and discuss with management and the public accountants, as applicable, (a) major issues regarding accounting principles and financial statement presentations, including any significant changes in the Company’s selection or application of accounting principles, and major issues as to the adequacy of the Company’s internal controls and any special audit steps adopted in light of material control deficiencies; (b) analyses prepared by management or the public accountants setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative GAAP methods on the financial statements; (c) any management letter provided by the public accountants and the Company’s response to that letter; (d) any problems, difficulties or differences encountered in the course of the audit work, including any disagreements with management or restrictions on the scope of the public accountants’ activities or on access to requested information and management’s response thereto; (e) the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the financial statements of the Company; and (f) earnings press releases (paying particular attention to any use of “pro forma,” or “adjusted” non-GAAP, information), as well as financial information and earnings guidance (generally or on a case-by-case basis) provided to analysts and rating agencies.

•	Discuss with management the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Company’s risk assessment and risk management policies.

•	Obtain and review a report from the public accountants at least annually regarding (a) the registered public accountants’ internal quality-control procedures, (b) any material issues raised by the most recent quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the firm, (c) any steps taken to deal with any such issues, and (d) all relationships between the public accountants and the Company. Evaluate the qualifications, performance and independence of the public accountants, including a review and evaluation of the lead partner of the registered public accountant and taking into account the opinions of management and the Company’s internal auditors (or other persons performing such functions).

•	Ensure that the lead audit partner of the public accountants and the audit partner responsible for reviewing the audit are rotated at least every five years as required by the Sarbanes-Oxley Act of 2002, and further consider rotation of the public accountant firm itself.

•	Recommend to the Board policies for the Company’s hiring of employees or former employees of the public accountants who were engaged on the Company’s account (recognizing that the Sarbanes-Oxley Act of 2002 does not permit the chief executive officer, controller, chief financial officer or chief accounting officer to have participated in the Company’s audit as an employee of the public accountants during the preceding one-year period).

•	Discuss with the public accountants any communications between the audit team and the audit firm’s national office respecting auditing or accounting issues presented by the engagement.

•	Discuss with management and the public accountants any accounting adjustments that were noted or proposed by the registered public accountants but were passed (as immaterial or otherwise).

•	Discuss with the public accountants the company’s internal audit function, if any, and its audit plan, responsibilities, budget and staffing.

•	Establish procedures for (a) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters and (b) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

•	Review disclosures made by the Company’s principal executive officer or officers and principal financial officer or officers regarding compliance with their certification obligations as required under

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the Sarbanes-Oxley Act of 2002 and the rules promulgated thereunder, including the Company’s disclosure controls and procedures and internal controls for financial reporting and evaluations thereof.

•	Review any reports of the registered public accountants mandated by Section 10A of the Securities Exchange Act of 1934, as amended, and obtain from the registered public accountants any information with respect to illegal acts in accordance with Section 10A.

V.    Limitations of Audit Committee’s Roles

While the Audit Committee has the responsibilities and powers set forth in its Charter, it is not the duty of the Audit Committee to prepare financial statements, plan or conduct audits or to determine that the Company’s financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. These are the responsibilities of management and the registered public accountants.

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ANNUAL MEETING OF

SHAREHOLDERS

BWI Airport Marriott

1743 West Nursery Road

Baltimore, Maryland

410.859.8300

May 7, 2004

10:00 AM E.S.T.

DIRECTIONS

From Baltimore: Route 295 South (Baltimore-Washington Pkwy.). Take W. Nursery Road Exit, turn left. Hotel is on the left, 1 1/2 miles.

From Washington, D.C.: Take Route 295 North (Baltimore-Washington Pkwy.). Take W. Nursery Road Exit, turn right at top of ramp. Hotel is on the left, 1 1/2 miles.

From I-95: Exit onto I-195 East to Route 295 North (Baltimore-Washington Pkwy.). Take W. Nursery Road exit, turn right at top of ramp. Hotel is on the left, 1 1/2 miles.

NOTE: Shuttle service is available from BWI Airport directly to BWI Airport Marriott.

PLEASE BRING THE PORTION OF YOUR PROXY CARD WHICH WILL ADMIT ONE SHAREHOLDER AND ONE GUEST INTO THE 2004 ANNUAL SHAREHOLDER MEETING.

PROXY BY MAIL The Board of Directors recommends a vote “FOR” Items 1, 2, and 3.

I. Approval of Stock Issuance: The Board of Directors recommends a vote “FOR” the authority to issue in excess of 20% of our common stock in compliance with Nasdaq Marketplace Rule 4350(i)(l)(D).	FOR ☐	WITHHOLD ☐	ABSTAIN ☐

2. Election of Director: The Board of Directors recommends a vote “FOR” the following nominees: David S. Oros and Freeman A. Hrabowski III	☐	☐	☐

3. Ratification of KPMG LLP as Independent Auditors: The Board of Directors recommends a vote “FOR” the ratification of KPMG LLP as independent auditors for the 2004 fiscal year.	☐	☐	☐

PROXY CARD		Please mark your votes like this	☒

I have included comments, or change of address.		☐

I plan to attend the annual meeting.		☐

I agree to access future proxy statements and annual reports through the Internet.		☐

Mark, Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

IF YOU WISH TO VOTE ELECTRONICALLY PLEASE READ THE INSTRUCTIONS BELOW

COMPANY NUMBER: PROXY NUMBER: ACCOUNT NUMBER:
Signature: Signature: Date:

Please sign exactly as name or names appear on this proxy. When signing as attorney, executor, administrator, trustee, custodian, guardian or corporate officer, give full title. If more than one trustee, all should sign.

<  FOLD AND DETACH HERE AND READ THE REVERSE SIDE  <

[LOGO] VOTE BY TELEPHONE OR THROUGH THE INTERNET [LOGO]

QUICK        EASY        IMMEDIATE

CORVIS CORPORATION

☐    You can now vote your shares electronically through the Internet or by telephone.

☐    This eliminates the need to return the proxy card.

☐    Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned the proxy card.

TO VOTE YOUR PROXY THROUGH THE INTERNET

www.continentalstock.com.

Have your proxy card at hand when you access the above website. You will be prompted to enter the company number, proxy number and account number to create an electronic ballot. Follow the prompts to vote your shares.

TO VOTE YOUR PROXY BY MAIL

Mark, sign and date your proxy card above, detach it and return it in the postage-paid envelope provided.

TO VOTE YOUR PROXY BY TELEPHONE

1-800-293-8533

Use any touch-tone telephone to vote your proxy. Have your proxy card at hand when you call. You will be prompted to enter the company number, proxy number and account number. Follow the voting instructions to vote your shares.

PLEASE DO NOT RETURN THE ABOVE CARD IF YOU HAVE VOTED

ELECTRONICALLY

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PROXY

CORVIS CORPORATION

ANNUAL MEETING OF STOCKHOLDERS

MAY 7, 2004

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF CORVIS

CORPORATION

The undersigned acknowledges receipt of the Notice of Annual Meeting of Stockholders to be held May 7, 2004 and the Proxy Statement, and appoints David R. Huber, Lynn D. Anderson and Kim D. Larsen, or any of them as proxies, with full power of substitution, to vote all shares of common stock of Corvis Corporation that the undersigned is entitled to vote, either on his or her own behalf or on behalf of an entity or entities, at the Annual Meeting of Stockholders of the Company to be held at BWI Airport Marriott, located at 1743 West Nursery Road, Baltimore, Maryland 21240, on Friday, May 7, 2004 at 10:00 a.m. Eastern Time, and at any adjournment or postponement thereof, with the same force and effect as the undersigned might or could do if personally present thereat. The shares represented by this proxy are as of March 15, 2004, and shall be voted in the manner set forth on the other side of this proxy card. If no directions are given, the proxies will vote in accordance with the Directors’ recommendation on the matters listed on the other side of this proxy card. If any other matter properly comes before the meeting, or any adjournment thereof, the proxies are authorized, in their discretion, to vote on the matter.

(CONTINUED AND TO BE SIGNED AND DATED ON THE REVERSE SIDE)

< FOLD AND DETACH HERE <

ADMISSION TICKET

Annual Meeting of Stockholders

May 7, 2004, 10:00 a.m. E.T.

Marriott BWI Airport

1743 West Nursery Road

Baltimore, MD 21240

410.859.8300

THIS ADMISSION TICKET ADMITS ONE STOCKHOLDER AND ONE GUEST

ADMISSION WILL BE SUBJECT TO AVAILABILITY OF SEATING

From Baltimore: Route 295 South (Baltimore-Washington Pkwy.). Take W. Nursery Road Exit, turn left. Hotel is on the left, 1 1/2 miles.

From Washington, D.C.: Take Route 295 North (Baltimore-Washington Pkwy.). Take W. Nursery Road Exit, turn right at top of ramp. Hotel is on the left, 1 1/2 miles.

From I-95: Exit onto I-195 East to Route 295 North (Baltimore-Washington Pkwy.). Take W. Nursery Road Exit, turn right at top of ramp. Hotel is on the left, 1 1/2 miles.

Note: Shuttle service is available from BWI Airport directly to BWI Airport Marriott.